FORM OF CONSENT AND LETTER OF TRANSMITTAL

                         SINCLAIR BROADCAST GROUP, INC.
                                       and
                                SINCLAIR CAPITAL
          Offer To Exchange Sinclair Capital's 11 5/8% High Yield Trust
                          Offered Preferred Securities
           That Have Been Registered Under the Securities Act of 1933
                For Any and All of Sinclair Capital's Outstanding
              11 5/8% High Yield Trust Offered Preferred Securities
                (Liquidation Value $100 per Preferred Security)
                 Pursuant to the Prospectus Dated ____ __, 1997

    THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON ________ ___, 1997, UNLESS THE EXCHANGE OFFER IS EXTENDED.

    SINCLAIR BROADCAST GROUP, INC. HAS PROPOSED A TECHNICAL AMENDMENT TO THE ARTICLES SUPPLEMENTARY GOVERNING ITS SERIES C PREFERRED STOCK. THE AMENDMENT IS INTENDED TO ENSURE THAT SHARES OF SINCLAIR CAPITAL'S HIGH YIELD TRUST OFFERED PREFERRED SECURITIES ISSUED IN THE EXCHANGE OFFER WILL BE VALIDLY ISSUED. THE CONSENT OF HOLDERS OF A MAJORITY IN AGGREGATE LIQUIDATION VALUE OF THE OUTSTANDING HIGH YIELD TRUST OFFERED PREFERRED SECURITIES IS REQUIRED TO EFFECT THIS AMENDMENT. YOUR SUBMISSION OF THIS CONSENT AND LETTER OF TRANSMITTAL WILL CONSTITUTE CONSENT TO THE PROPOSED AMENDMENT UNLESS YOU INDICATE OTHERWISE IN THE SPACE PROVIDED HEREIN.

                  THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:
                      First Union National Bank of Maryland

      BY MAIL, HAND                BY FACSIMILE TRANSMISSION:     TO CONFIRM BY TELEPHONE
  OR OVERNIGHT DELIVERY:                  (804) 788-9661            OR FOR INFORMATION:
First Union National Bank                                         Patricia Welling: (804)
      of Maryland                                                        788-9663
901 E. Cary Street, 2nd Floor
    Richmond, VA 23219
   Attn: Patricia Welling


     DELIVERY OF THIS CONSENT AND LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS CONSENT AND LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS CONSENT AND LETTER OF TRANSMITTAL IS COMPLETED. CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN SHALL HAVE THE SAME MEANING GIVEN THEM IN THE PROSPECTUS (AS DEFINED BELOW).

     This Consent and Letter of Transmittal is to be completed by holders of Old Preferred Securities (as defined below) either if Old Preferred Securities are to be forwarded herewith or if tenders of Old Preferred Securities are to be made by book-entry transfer to an account maintained by First Union National Bank of Maryland (the "Exchange Agent") at The Depository Trust Company ("DTC") pursuant to the procedures set forth in "The Exchange Offer -- Procedures for Tendering Old Preferred Securities" in the Prospectus.

     Holders of Old Preferred Securities whose certificates (the "Certificates") for such Old Preferred Securities are not immediately available or who cannot deliver their Certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date (as defined in the Prospectus) or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Old Preferred Securities according to the guaranteed delivery procedures set forth in "The Exchange Offer -- Procedures for Tendering Old Preferred Securities" in the Prospectus.


DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.


                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

                             ----------------------

     Please list below the Old Preferred Securities to which this Consent and Letter of Transmittal relates. If the space provided below is inadequate, please list the certificate numbers and Aggregate Liquidation Values on a separately executed schedule and affix the schedule to this Consent and Letter of Transmittal.

======================================================================================================================

                                    DESCRIPTION OF THE OLD PREFERRED SECURITIES
----------------------------------------------------------------------------------------------------------------------
                                                                      AGGREGATE LIQUIDATION    AGGREGATE LIQUIDATION
                                                 CERTIFICATE          VALUE OF OLD PREFERRED   VALUE OF OLD PREFERRED
NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)  NUMBER(S)*           SECURITIES DELIVERED     SECURITIES TENDERED FOR
                                                                                               EXCHANGE**
----------------------------------------------------------------------------------------------------------------------





----------------------------------------------------------------------------------------------------------------------





------------------------------------------------ -------------------- ------------------------------------------------





----------------------------------------------------------------------------------------------------------------------

* Need not be completed by book-entry holders. Such holders should check the appropriate box below and provide the requested information.

** Need not be completed if tendering for exchange all Old Preferred Securities delivered to the Exchange Agent. All Old Preferred Securities delivered shall be deemed tendered unless a lesser number is specified in this column.
================================================================================

================================================================================
                       TENDER OF OLD PREFERRED SECURITIES
================================================================================

[ ]  Check here if tendered Old Preferred Securities are enclosed herewith.

[ ] Check here if tendered Old Preferred Securities are being delivered by book-entry transfer made to the account maintained by the Exchange Agent at DTC and complete the following:

     Name of Tendering Institution: ____________________________________________

     DTC Account Number: _______________________________________________________

     Transaction Code Number: __________________________________________________

[ ] Check here if tendered Old Preferred Securities are being delivered pursuant to a Notice of Guaranteed Delivery previously delivered to the Exchange Agent. In such case, please enclose a photocopy of the Notice of Guaranteed Delivery and complete the following:

     Name of Registered Holders(s): ____________________________________________

     Window Ticket Number (if any): ____________________________________________

     Date of Execution of Notice of Guaranteed Delivery: _______________________

     Name of Eligible Institution that Guaranteed Delivery: ____________________

[ ] Check here if you are a broker-dealer who acquired the Old Preferred Securities for its own account as a result of market making or other trading activities (a "Participating Broker-Dealer") and wish to receive 10 additional copies of the Prospectus and 10 copies of any amendments or supplements thereto. In such case, please complete the following:

     Name:______________________________________________________________________

     Address:___________________________________________________________________

     Area Code and Telephone Number:____________________________________________

     Contact Person:____________________________________________________________

================================================================================

Ladies and Gentlemen:

       The undersigned hereby tenders to Sinclair Capital, a Delaware special purpose statutory business trust (the "Trust") and Sinclair Broadcast Group, Inc., a Maryland corporation, as Depositor ("the Company"), the above described aggregate Liquidation Value of the Trust's 11 5/8% High Yield Trust Offered Preferred Securities (the "Old Preferred Securities") in exchange for a like aggregate Liquidation Value of the Trust's 11 5/8% High Yield Trust Offered Preferred Securities (the "New Preferred Securities") which have been registered under the Securities Act of 1933 (the "Securities Act"), upon the terms and subject to the conditions set forth in the Prospectus dated ____ __, 1997 (as the same may be amended or supplemented from time to time, the "Prospectus"), receipt of which is acknowledged, and in this Consent and Letter of Transmittal (which, together with the Prospectus, constitute the "Exchange Offer").

       Subject to and effective upon the acceptance for exchange of all or any portion of the Old Preferred Securities tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Trust all right, title and interest in and to such Old Preferred Securities as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Company and the Trust in connection with the Exchange Offer) with respect to the tendered Old Preferred Securities, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to (i) deliver Certificates for Old Preferred Securities to the Company or the Trust together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Trust, upon receipt by the Exchange Agent, as the undersigned's agent, of the New Preferred Securities to be issued in exchange for such Old Preferred Securities, (ii) present Certificates for such Old Preferred Securities for transfer, and to transfer the Old Preferred Securities on the books of the Trust, and (iii) receive for the account of the Trust all benefits and otherwise exercise all rights of beneficial ownership of such Old Preferred Securities, all in accordance with the terms and conditions of the Exchange Offer.

       THE UNDERSIGNED HEREBY REPRESENT(S) AND WARRANT(S) THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, SELL, ASSIGN AND TRANSFER THE OLD PREFERRED SECURITIES TENDERED HEREBY AND THAT, WHEN THE SAME ARE ACCEPTED FOR EXCHANGE, THE TRUST WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THAT THE OLD PREFERRED SECURITIES TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE COMPANY, THE TRUST OR THE EXCHANGE AGENT TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, ASSIGNMENT AND TRANSFER OF THE OLD PREFERRED SECURITIES TENDERED HEREBY, AND THE

UNDERSIGNED WILL COMPLY WITH ITS OBLIGATIONS UNDER THE REGISTRATION RIGHTS AGREEMENT. THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS OF THE EXCHANGE OFFER.

       The name(s) and address(es) of the registered holder(s) of the Old Preferred Securities tendered hereby should be printed on page 3, if they are not already set forth there, as they appear on the Certificates (or, in the case of book-entry securities, on the relevant security position listing) representing such Old Preferred Securities. The Certificate number(s) and the Old Preferred Securities that the undersigned wishes to tender should be indicated in the appropriate boxes on page 3.

       If any tendered Old Preferred Securities are not exchanged pursuant to the Exchange Offer for any reason, or if Certificates are submitted for more Old Preferred Securities than are tendered or accepted for exchange, Certificates for such nonexchanged or nontendered Old Preferred Securities will be returned (or, in the case of Old Preferred Securities tendered by book-entry transfer, such Old Preferred Securities will be credited to the appropriate account maintained at DTC), without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.

       The undersigned understands that tenders of Old Preferred Securities pursuant to any one of the procedures described in "The Exchange Offer -- Procedures for Tendering Old Preferred Securities" in the Prospectus and in the instructions hereto will, upon the Company's and the Trust's acceptance for exchange of such tendered Old Preferred Securities, constitute a binding agreement between the undersigned, the Company and the Trust upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company and the Trust may not be required to accept for exchange any of the Old Preferred Securities tendered hereby.

       Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the New Preferred Securities be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Old Preferred Securities, that such New Preferred Securities be credited to the account indicated above maintained at DTC. If applicable, substitute Certificates representing Old Preferred Securities not tendered or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Old Preferred Securities, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions," the undersigned hereby directs that New Preferred Securities be delivered to the undersigned at the address shown below the undersigned's signature.

       BY TENDERING OLD PREFERRED SECURITIES AND EXECUTING THIS CONSENT AND LETTER OF TRANSMITTAL, THE UNDERSIGNED HEREBY REPRESENTS AND AGREES THAT (I) THE UNDERSIGNED IS NOT AN "AFFILIATE" OF THE COMPANY OR THE TRUST, (II) ANY NEW PREFERRED SECURITIES TO BE RECEIVED BY THE UNDERSIGNED ARE BEING ACQUIRED IN THE ORDINARY COURSE OF ITS BUSINESS, (III) THE UNDERSIGNED HAS NO ARRANGEMENT OR UNDERSTANDING WITH ANY PERSON TO PARTICIPATE IN A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES

ACT) OF NEW PREFERRED SECURITIES TO BE RECEIVED IN THE EXCHANGE OFFER, AND (IV) IF THE UNDERSIGNED IS NOT A BROKER-DEALER, THE UNDERSIGNED IS NOT ENGAGED IN, AND DOES NOT INTEND TO ENGAGE IN, A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF SUCH NEW PREFERRED SECURITIES. BY TENDERING OLD PREFERRED SECURITIES PURSUANT TO THE EXCHANGE OFFER AND EXECUTING THIS CONSENT AND LETTER OF TRANSMITTAL, A HOLDER OF OLD PREFERRED SECURITIES THAT IS A BROKER-DEALER REPRESENTS AND AGREES, CONSISTENT WITH CERTAIN INTERPRETIVE LETTERS ISSUED BY THE STAFF OF THE DIVISION OF CORPORATION FINANCE OF THE SECURITIES AND EXCHANGE COMMISSION (THE "STAFF") TO THIRD PARTIES, THAT (A) SUCH OLD PREFERRED SECURITIES HELD BY THE BROKER-DEALER ARE HELD ONLY AS A NOMINEE, OR (B) SUCH OLD PREFERRED SECURITIES WERE ACQUIRED BY SUCH BROKER-DEALER FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES AND IT WILL DELIVER A PROSPECTUS (AS AMENDED OR SUPPLEMENTED FROM TIME TO TIME) MEETING THE REQUIREMENTS OF THE SECURITIES ACT IN CONNECTION WITH ANY RESALE OF SUCH NEW PREFERRED SECURITIES (PROVIDED THAT, BY SO ACKNOWLEDGING AND BY DELIVERING A PROSPECTUS, SUCH BROKER-DEALER WILL NOT BE DEEMED TO ADMIT THAT IT IS AN "UNDERWRITER" WITHIN THE MEANING OF THE SECURITIES ACT).

       THE COMPANY AND THE TRUST HAVE AGREED THAT, SUBJECT TO THE PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENT, THE PROSPECTUS, AS IT MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, MAY BE USED BY A PARTICIPATING BROKER-DEALER (AS DEFINED BELOW) IN CONNECTION WITH RESALES OF NEW PREFERRED SECURITIES RECEIVED IN EXCHANGE FOR OLD PREFERRED SECURITIES, WHERE SUCH OLD PREFERRED SECURITIES WERE ACQUIRED BY SUCH PARTICIPATING BROKER-DEALER FOR ITS OWN ACCOUNT AS A
RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES, FOR A PERIOD ENDING 180 DAYS AFTER THE EXPIRATION DATE (SUBJECT TO EXTENSION UNDER CERTAIN LIMITED CIRCUMSTANCES DESCRIBED IN THE PROSPECTUS) OR, IF EARLIER, WHEN ALL SUCH NEW PREFERRED SECURITIES HAVE BEEN DISPOSED OF BY SUCH PARTICIPATING BROKER-DEALER. IN THAT REGARD, EACH BROKER-DEALER WHO ACQUIRED OLD PREFERRED SECURITIES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER"), BY TENDERING SUCH OLD PREFERRED SECURITIES AND EXECUTING THIS CONSENT AND LETTER OF TRANSMITTAL, AGREES THAT, UPON RECEIPT OF NOTICE FROM THE COMPANY OR THE TRUST OF THE OCCURRENCE OF ANY EVENT OR THE DISCOVERY OF ANY FACT WHICH MAKES ANY STATEMENT CONTAINED OR INCORPORATED BY REFERENCE IN THE PROSPECTUS UNTRUE IN ANY MATERIAL RESPECT OR WHICH CAUSES THE PROSPECTUS TO OMIT TO STATE A MATERIAL FACT NECESSARY IN ORDER TO MAKE THE STATEMENTS CONTAINED OR INCORPORATED BY REFERENCE THEREIN, IN LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY WERE MADE, NOT MISLEADING OR OF THE OCCURRENCE OF CERTAIN OTHER EVENTS SPECIFIED IN THE REGISTRATION RIGHTS
AGREEMENT, SUCH PARTICIPATING BROKER-DEALER WILL SUSPEND THE SALE OF NEW PREFERRED SECURITIES (OR THE NEW KDSM SENIOR DEBENTURES OR THE NEW PARENT GUARANTEE OR THE NEW PARENT DEBENTURE GUARANTEE, AS APPLICABLE) PURSUANT TO THE PROSPECTUS UNTIL THE COMPANY AND THE TRUST HAVE AMENDED OR SUPPLEMENTED THE PROSPECTUS TO CORRECT SUCH MISSTATEMENT OR OMISSION AND HAS FURNISHED COPIES OF THE AMENDED OR SUPPLEMENTED PROSPECTUS TO THE PARTICIPATING BROKER-DEALER OR THE COMPANY OR THE TRUST HAS GIVEN NOTICE THAT THE SALE OF THE NEW PREFERRED SECURITIES (OR THE NEW KDSM SENIOR DEBENTURES OR THE NEW PARENT GUARANTEE OR THE NEW PARENT DEBENTURE GUARANTEE, AS APPLICABLE) MAY BE RESUMED, AS THE CASE MAY BE. IF THE COMPANY OR THE TRUST GIVES

SUCH NOTICE TO SUSPEND THE SALE OF THE NEW PREFERRED SECURITIES, IT SHALL EXTEND THE 90-DAY PERIOD REFERRED TO ABOVE DURING WHICH PARTICIPATING BROKER-DEALERS ARE ENTITLED TO USE THE PROSPECTUS IN CONNECTION WITH THE RESALE OF NEW PREFERRED SECURITIES BY THE NUMBER OF DAYS DURING THE PERIOD FROM AND INCLUDING THE DATE OF THE GIVING OF SUCH NOTICE TO AND INCLUDING THE DATE WHEN PARTICIPATING BROKER-DEALERS SHALL HAVE RECEIVED COPIES OF THE SUPPLEMENTED OR AMENDED PROSPECTUS NECESSARY TO PERMIT RESALES OF THE NEW PREFERRED SECURITIES OR TO AND INCLUDING THE DATE ON WHICH THE COMPANY OR THE TRUST HAS GIVEN NOTICE THAT THE SALE OF NEW PREFERRED SECURITIES MAY BE RESUMED, AS THE CASE MAY BE.

       Holders of Old Preferred Securities whose Old Preferred Securities are accepted for exchange will not receive accrued distributions on such Old Preferred Securities for any period from and after the last Distribution Payment Date with respect to which distributions have been paid or duly provided for on such Old Preferred Securities prior to the original issue date of the New Preferred Securities or, if no such distributions have been paid or duly provided for, will not receive any accrued distributions on such Old Preferred Securities, and the undersigned waives the right to receive any distributions on such Old Preferred Securities accrued from and after such Distribution Payment Date or, if no such distributions have been paid or duly provided for, from and after March 12, 1997. The distribution payment provisions of the New Preferred Securities are described in the Prospectus. See "Description of the New Preferred Securities -- Distributions."

       All authority herein conferred or agreed to be conferred in this Consent and Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned.

       Please be advised  that the  Company  is  registering  the New  Preferred
Securities in reliance on the position of the Staff enunciated in Exxon Preferred Holdings Corp. (available April 13, 1989) and Morgan Stanley & Co. Incorporated (available June 5, 1991). The Company has not entered into any arrangement or understanding with any person to distribute the New Preferred Securities to be received in the Exchange Offer and, to the best of its information and belief, each person participating in the Exchange Offer is acquiring the New Preferred Securities in its ordinary course of business and has no arrangement or understanding with any person to participate in the distribution of the New Preferred Securities to be received in the Exchange Offer. In this regard, the undersigned is aware that if the undersigned is participating in the Exchange Offer for the purpose of distributing the New Preferred Securities to be acquired in the Exchange Offer, the undersigned (a) may not rely on the Staff position enunciated in Exxon Preferred or interpretative letters to similar effect and (b) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction. The undersigned is aware that such a secondary resale transaction by a person participating in the Exchange Offer for the purpose of distributing the New Preferred Securities should be covered by an effective registration statement containing the selling securityholder information required by Item 507 of Regulation S-K.

--------------------------------------------------------------------------------

    SPECIAL ISSUANCE INSTRUCTIONS            SPECIAL DELIVERY  INSTRUCTIONS
 (See Instructions   1,  5,  and  6)         (See Instructions 1, 5, and 6)


    To be completed  ONLY if the New            To be  completed  ONLY if New or
Preferred   Securities  or  any  Old        any   Old    Preferred    Securities
Preferred  Securities  delivered but        delivered,   but  not  tendered  for
not  tendered for exchange are to be        exchange  are to be sent to  someone
issued in the name of someone  other        other than the registered  holder of
than the  registered  holder  of the        the Old Preferred  Securities  whose
Old   Preferred   Securities   whose        name(s)  appear(s)  above,  or  such
name(s) appear(s) above.                    registered  holder(s)  at an address
                                            other than that shown above.



Issue: |_| New Preferred Securities
           and/or                        Mail: |_| New Preferred Securities
       |_| Old Preferred Securities                and /or
           delivered but not tendered          |_| Old  Preferred  Securities
           for exchange                            delivered but not tendered
                                                   for exchange:

Name(s): _________________________
               (Please Print)            Name(s): _________________________
                                                        (Please Print)
Address:_______________________________
               (Please Print)            Address:_______________________________
_______________________________________                 (Please Print)
                                         _______________________________________

_______________________________________
         (Please include ZIP code)       _______________________________________
                                                  (Please include ZIP code)

_______________________________________
       Telephone Number with Area Code   _______________________________________
                                                Telephone Number with Area Code

_______________________________________
               Tax ID Number             _______________________________________
                                                        Tax ID Number

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          CONSENT TO PROPOSED AMENDMENT
--------------------------------------------------------------------------------
    By checking the appropriate box below, the undersigned hereby gives or withholds consent for the proposed amendment to the Parent Preferred Articles Supplementary with respect to the aggregate Liquidation Value of the Old Preferred Securities listed in the box labeled "Description of Old Preferred Securities." By checking neither box, the undersigned hereby consents to the proposed amendment. The Proposed Amendment is intended to ensure that New Preferred Securities issued in the Exchange Offer will be validly issued. The Proposed Amendment is described in the Prospectus section captioned "The Exchange Offer -- Amendment of the Parent Preferred Articles Supplementary."

                         [ ] FOR PROPOSED AMENDMENT

                         [ ] AGAINST PROPOSED AMENDMENT

     If the undersigned is not a holder of Old Preferred Securities listed in the box labeled "Description of Old Preferred Securities" (i.e. the record holder thereof as of the close of business as of the Record Date) or such Holder's legal representative or attorney-in-fact, then, in order to validly consent, the undersigned must obtain a properly completed irrevocable proxy that authorizes the undersigned (or the undersigned's legal representative or attorney-in-fact) to vote such Old Preferred Securities on behalf of the holder thereof, and such proxy should be delivered with this Consent and Letter of Transmittal.

--------------------------------------------------------------------------------
                                       11

                               HOLDER(S) SIGN HERE
                          (SEE INSTRUCTIONS 2, 5 AND 6)
             (Please Complete Substitute Form W-9 Contained Herein)
       (Note: Signatures Must be Guaranteed if Required by Instruction 2)

       Must be signed by registered holder(s) exactly as name(s) appear(s) on Certificate(s) for the Old Preferred Securities hereby tendered (or, in the case of book-entry securities, on the relevant security position listing), or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith (including such opinions of counsel, certifications and other information as may be required by the Trust or the Trustee for the Old Preferred Securities to comply with the restrictions on transfer applicable to the Old Preferred Securities). If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary capacity or representative capacity, please set forth the signer's full title. See Instruction 5.

X _________________________________              GUARANTEE OF SIGNATURE(S)
                                             (See Instructions 2 and 5 below)
X _________________________________        Certain Signatures Must be Guaranteed
  (Signature(s) of Holder(s) or                 by an Eligible Institution
   Authorized Signatory)

Date:________________________, 1997         ____________________________________
                                                 (Authorized Signature)
Name(s): __________________________
                                            ____________________________________
___________________________________             (Capacity (full title))
           (Please Print)
                                            ____________________________________
Capacity:__________________________         (Name of Eligible Institution
                                                Guaranteeing Signature)
Address: __________________________
                                            ____________________________________
                                             (Address of Firm -- Please include
___________________________________                       ZIP code)
      (Please Include ZIP Code)
                                            ____________________________________
Telephone No.(with area code):_____

Tax ID No.:  ______________________         ____________________________________
                                            Telephone No. (with area code)
                                                           of Firm


                                            Date:_________________________, 1997

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

       1. DELIVERY OF CONSENT AND LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Consent and Letter of Transmittal is to be completed either if (a) Certificates are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The Exchange Offer -- Procedures for Tendering Old Preferred Securities" in the Prospectus. Certificates, or timely confirmation of a book-entry transfer of such Old Preferred Securities into the Exchange Agent's account at DTC, as well as this Consent and Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Consent and Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date.

       Holders who wish to tender their Old Preferred Securities and (i) whose Old Preferred Securities are not immediately available or (ii) who cannot deliver their Old Preferred Securities, this Consent and Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date or (iii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may tender their Old Preferred Securities by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer -- Procedures for Tendering Old Preferred Securities" in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Company, must be received by the Exchange Agent on or prior to the Expiration Date; and (iii) the Certificates (or a book-entry confirmation (as defined in the Prospectus)) representing all tendered Old Preferred Securities, in proper form for transfer, together with a Consent and Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Consent and Letter of Transmittal, must be received by the Exchange Agent within three Nasdaq Stock Market trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in "The Exchange Offer -- Procedures for Tendering Old Preferred Securities" in the Prospectus.

       The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such Notice. For Old Preferred Securities to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date. As used herein and in the Prospectus, "Eligible Institution"
    means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as "an eligible guarantor institution," including (as such terms are defined therein) (i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association.

       THE METHOD OF DELIVERY OF CERTIFICATES, THIS CONSENT AND LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

       Neither the Company nor the Trust will accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Consent and Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

       2. GUARANTEE OF SIGNATURES. No signature guarantee on this Consent and Letter of Transmittal is required if:

           (i) this Consent and Letter of Transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on the relevant security position listing as the owner of the Old Preferred Securities) of Old Preferred Securities tendered herewith, unless such holder(s) has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above, or

           (ii) such Old Preferred Securities are tendered for the account of a firm that is an Eligible Institution.

       In  all  other  cases,  an  Eligible   Institution   must  guarantee  the
    signature(s) on this Consent and Letter of Transmittal. See Instruction 5.

       3. INADEQUATE SPACE. If the space provided in the box captioned "Description of Old Preferred Securities" is inadequate, the Certificate number(s) and/or the aggregate Liquidation Value of Old Preferred Securities and any other required information should be listed on a separate signed schedule which is attached to this Consent and Letter of Transmittal.

       4. PARTIAL TENDERS AND WITHDRAWAL RIGHTS. If less than all the Old Preferred Securities evidenced by any Certificate submitted are to be tendered, fill in the aggregate Liquidation Value of Old Preferred Securities which are to be tendered in the box entitled "Aggregate Liquidation Value of Old Preferred Securities Tendered for
    Exchange." In such case, new Certificate(s) for the remainder of the Old Preferred Securities that were evidenced by your old Certificate(s) will be sent to the holder of the Old Preferred Securities (or such other party as you identify in the box captioned "Special Delivery Instructions"), promptly after the Expiration Date. All Old Preferred Securities represented by Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

       Except as otherwise provided herein, tenders of Old Preferred Securities may be withdrawn at any time on or prior to the Expiration Date. In order for a withdrawal to be effective, a written, telegraphic, telex or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at its address set forth above on or prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Old Preferred Securities to be withdrawn, the aggregate Liquidation Value of Old Preferred Securities to be withdrawn, and (if Certificates for Old Preferred Securities have been tendered) the name of the registered holder of the Old Preferred Securities as set forth on the Certificate for the Old Preferred Securities, if different from that of the person who tendered such Old Preferred Securities. If Certificates for the Old Preferred Securities have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release of such Certificates for the Old Preferred Securities, the tendering holder must submit the serial numbers shown on the particular Certificates for the Old Preferred Securities to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Old Preferred Securities tendered for the account of an Eligible Institution. If Old Preferred Securities have been tendered pursuant to the procedures for book-entry transfer set forth in "The Exchange Offer -- Procedures for Tendering Old Preferred Securities," the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Old Preferred Securities, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by written, telegraphic, telex or facsimile transmission. Withdrawals of tenders of Old Preferred Securities may not be rescinded. Old Preferred Securities properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time on or prior to the Expiration Date by following any of the procedures described in the Prospectus under "The Exchange Offer -- Procedures for Tendering Old Preferred Securities."

       All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Company and the Trust, in their sole discretion, whose determination shall be final and binding on all parties. The Company and the Trust, any affiliates or assigns of the Company and the Trust, the Exchange Agent or any other person shall not be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Old Preferred Securities which have been tendered but which are withdrawn will be returned to the holder thereof without cost to such holder promptly after withdrawal.

       5. SIGNATURES ON CONSENT AND LETTER OF TRANSMITTAL, ASSIGNMENTS AND ENDORSEMENTS. If this Consent and Letter of Transmittal is signed by the registered holder(s) of the Old Preferred Securities tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) (or, in the case of book-entry securities, on the relevant security position listing) without alteration, enlargement or any change whatsoever.

       If any of the Old Preferred Securities tendered hereby are owned of record by two or more joint owners, all such owners must sign this Consent and Letter of Transmittal.

       If any tendered Old Preferred Securities are registered in different name(s) on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of Certificates.

       If this Consent and Letter of Transmittal or any Certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Company and the Trust, in their sole discretion, of such persons' authority to so act.

       When this Consent and Letter of Transmittal is signed by the registered owner(s) of the Old Preferred Securities listed and transmitted hereby, no endorsement(s) of Certificate(s) or separate bond power(s) are required unless New Preferred Securities are to be issued in the name of a person other than the registered holder(s). Signature(s) on such Certificate(s) or bond power(s) must be guaranteed by an Eligible Institution.

       If this Consent and Letter of Transmittal is signed by a person other than the registered owner(s) of the Old Preferred Securities listed, the Certificates must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered owner(s) appear(s) on the Certificates, and also must be accompanied by such opinions of counsel, certifications and other information as the Company, the Trust or the Trustee for the Old Preferred Securities may require in accordance with the restrictions on transfer applicable to the Old Preferred Securities. Signatures on such Certificates or bond powers must be guaranteed by an Eligible Institution.

       6. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If New Preferred Securities are to be issued in the name of a person other than the signer of this Consent and Letter of Transmittal, or if New Preferred Securities are to be sent to someone other than the signer of this Consent and Letter of

    Transmittal or to an address other than that shown above, the appropriate boxes on this Consent and Letter of Transmittal should be completed. Certificates for Old Preferred Securities not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC. See Instruction 4.

       7. IRREGULARITIES. The Company and the Trust will determine, in their sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Old Preferred Securities, which determination shall be final and binding on all parties. The Company and the Trust reserve the absolute right to reject any and all tenders determined by either of them not to be in proper form or the acceptance of which, or exchange for, may, in the view of counsel to the Company and the Trust, be unlawful. The Company and the Trust also reserve the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under "The Exchange Offer -- Certain Conditions to the Exchange Offer" or any conditions or irregularity in any tender of Old Preferred Securities of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders. The Company's and the Trust's interpretation of the terms and conditions of the Exchange Offer (including this Consent and Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Old Preferred Securities will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. The Company, the Trust, any affiliates or assigns of the Company, the Trust, the Exchange Agent, or any other person shall not be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

       8. QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Consent and Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and the Consent and Letter of Transmittal may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

       9. LOST, DESTROYED OR STOLEN CERTIFICATES. If any Certificate(s) representing Old Preferred Securities have been lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the Certificate(s). This Consent and Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificate(s) have been followed.

       10. SECURITY TRANSFER TAXES. Holders who tender their Old Preferred Securities for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, New Preferred Securities are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Old Preferred Securities tendered, or if a transfer tax is imposed for any reason other than the exchange of Old Preferred Securities in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Consent and Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

       IMPORTANT: THIS CONSENT AND LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF) AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

                            IMPORTANT TAX INFORMATION

       Under federal income tax law, a holder whose tendered Old Preferred Securities are accepted for exchange is required by law to provide the Exchange Agent with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 included herein or otherwise establish a basis for exemption from backup withholding. If such holder is an individual, the TIN is his social security number. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service may subject the holder or transferee to a $50 penalty. In addition, delivery of such holder's New Preferred Securities may be subject to backup withholding. Failure to comply truthfully with the backup withholding requirements also may result in the imposition of severe criminal and/or civil fines and penalties.

       Certain holders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt holders should furnish their TIN, write "Exempt" on the face of the Substitute Form W-9, and sign, date and return the Substitute Form W-9 to the Exchange Agent. A foreign person, including entities, may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to that holder's foreign status. A Form W-8 can be obtained from the Exchange Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

       If backup withholding applies, the Exchange Agent is required to withhold 31% of any payments made to the holder or other transferee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

       To prevent backup withholding on payments made with respect to Old Preferred Securities exchanged in the Exchange Offer, the holder is required to provide the Exchange Agent with either: (i) the holder's correct TIN by completing the form included herein, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN) and that
(A) the holder has not been notified by the Internal Revenue Service that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (B) the Internal Revenue Service has notified the holder that the holder is no longer subject to backup withholding; or (ii) an adequate basis for exemption.

 NUMBER TO GIVE THE DEPOSITARY

       The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered holder of the Old Preferred Securities. If the Old Preferred Securities are held in more than one name or are held not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W- 9" for additional guidance on which number to report.



---------------------------------------------------------------------------------------------------------------
Payer's Name:
SUBSTITUTE            Part 1 - PLEASE PROVIDE YOUR TIN IN                        Social security number or
Form W-9              THE BOX AT RIGHT AND CERTIFY BY                        ____________/________/___________
                      SIGNING AND DATING BELOW                                 Employer identification number
Payer's
Request for
Taxpayer
Identification
Number (TIN)
                      Part 2 -- Certification  -- Under penalties of perjury,  I certify that:
                         (1)  The  number  shown  on  this  form  is my  correct
                              Taxpayer  Identification  Number  (or I am waiting
                              for a number to be issued to me) and
                         (2)  I am not subject to backup withholding because (i)
                              I have not been  notified by the Internal  Revenue
                              Service  ("IRS")  that  I  am  subject  to  backup
                              withholding  as a result of  failure to report all
                              interest  or  dividends,   or  (ii)  the  IRS  has
                              notified me that I am no longer  subject to backup
                              withholding.

                      Certificate Instructions -- You must cross out item (2) in   Part 3 --
                      Part 2 above if you have been notified by the IRS that you   Awaiting TIN
                      are   subject   to   backup    withholding    because   of   [  ]
                      underreporting  interest or  dividends on your tax return.
                      However,  if after being  notified by the IRS that you are
                      subject  to  backup   withholding  you  received   another
                      notification  from the IRS stating  that you are no longer subject to backup withholding, do not cross out item (2).

                      ______________________________    Date _____________, 1997
                                Signature

                      ______________________________
                            Name (please print)

--------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU CHECKED THE BOX IN PART 3 OF THIS SUBSTITUTE FORM W-9
--------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
--------------------------------------------------------------------------------
       I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
  (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments made to me on account of the New
  Preferred Securities shall be retained until I provide a taxpayer identification number to the Exchange Agent and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 31% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.

  Signature:___________________________       Date: ______________________, 1997

  Name (please print):___________________________
--------------------------------------------------------------------------------
                                       21